                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS,INC.,
                         SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS,INC.,
                         SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

            SCENARIO
----------------------------------                         1               2                3                4
             SPEED                     PRICING      75% Rabo Curves 100% Rabo Curves 135% Rabo Curves 75% Rabo Curves
             RATES                                      Forward         Forward          Forward          Forward
            TRIGGERS                                     Fail             Fail             Fail            Fail
          CLEANUP CALL                                To Maturity     To Maturity      To Maturity      To Maturity
      DEFAULT P&I ADVANCE                            100% Advance     100% Advance     100% Advance    100% Advance
        DEFAULT SEVERITY                                  40%             40%              40%              65%
      DEFAULT RECOVERY LAG              Months         12 months       12 months        12 months        12 months
        DEFAULT BALANCE                             Current Balance Current Balance  Current Balance  Current Balance
        CPR = CDR + CRR            Capped at prepay
           CPR = CRR                 PSA standard      CPR = CRR       CPR = CRR        CPR = CRR        CPR = CRR
---------------------------------- ---------------- --------------- ---------------- ---------------- ---------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ---------- ---------------- --------------- ---------------- ---------------- ---------------
A      Aaa/AAA   80.70    19.30      CDR
                                     CummLosses
M1      Aa2/AA    6.30    13.00      CDR
                                     CummLosses
M2      Aa3/AA    1.75    11.25      CDR
                                     CummLosses
M3      A2/A+     3.20     8.05      CDR
                                     CummLosses
M4       A3/A     1.40     6.65      CDR                11.831          12.421           13.514            6.975
                                     WAL                14.560          11.750            8.910           16.600
                                     CummLosses          14.10%          11.82%            9.80%           15.46%
B1     Baa1/A-    1.20     5.45      CDR
                                     CummLosses
B2    Baa2/BBB+   0.90     4.55      CDR
                                     CummLosses
B3     Baa3/BBB   0.75     3.80      CDR                 8.799           8.767            8.904            5.317
                                     WAL                17.330          14.220           10.880           19.170
                                     CummLosses          11.38%           9.00%            6.89%           12.40%
B4     Ba1/BBB-   0.50     3.30      CDR
                                     CummLosses
B5     Ba2/BB+    1.00     2.30      CDR
                                     CummLosses
B6      NR/BB+    0.85     1.45      CDR
                                     CummLosses
                     -     1.45      CDR
                                     CummLosses
OC                1.45        -                              -               -                -                -

            SCENARIO
----------------------------------         5                 6                    7
             SPEED                  100% Rabo Curves 135% Rabo Curves      75% Rabo Curves
             RATES                      Forward           Forward     Static for 12 mo/spike 400
            TRIGGERS                      Fail             Fail                  Fail
          CLEANUP CALL                To Maturity       To Maturity          To Maturity
      DEFAULT P&I ADVANCE             100% Advance     100% Advance          100% Advance
        DEFAULT SEVERITY                  65%               65%                  40%
      DEFAULT RECOVERY LAG             12 months         12 months            12 months
        DEFAULT BALANCE             Current Balance   Current Balance      Current Balance
        CPR = CDR + CRR
           CPR = CRR                   CPR = CRR         CPR = CRR            CPR = CRR
----------------------------------  ---------------- ---------------- --------------------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ----------  ---------------- ---------------- --------------------------
A      Aaa/AAA   80.70    19.30

M1      Aa2/AA    6.30    13.00

M2      Aa3/AA    1.75    11.25

M3      A2/A+     3.20     8.05

M4       A3/A     1.40     6.65          7.315             7.962                9.049
                                        13.240             9.850               15.840
                                         12.59%            10.15%               11.64%
B1     Baa1/A-    1.20     5.45

B2    Baa2/BBB+   0.90     4.55

B3     Baa3/BBB   0.75     3.80          5.287             5.358                6.424
                                        15.410            11.630               18.760
                                          9.53%             7.11%                8.92%
B4     Ba1/BBB-   0.50     3.30

B5     Ba2/BB+    1.00     2.30

B6      NR/BB+    0.85     1.45

                     -     1.45

OC                1.45        -              -                 -                    -

            SCENARIO
---------------------------------               8                          9                          10
             SPEED                       100% Rabo Curves           135% Rabo Curves           75% Rabo Curves
             RATES                  Static for 12 mo/spike 400 Static for 12 mo/spike 400 Static for 12 mo/spike 400
            TRIGGERS                            Fail                       Fail                       Fail
          CLEANUP CALL                      To Maturity                To Maturity                To Maturity
      DEFAULT P&I ADVANCE                   100% Advance               100% Advance               100% Advance
        DEFAULT SEVERITY                        40%                        40%                        65%
      DEFAULT RECOVERY LAG                   12 months                  12 months                  12 months
        DEFAULT BALANCE                   Current Balance            Current Balance            Current Balance
        CPR = CDR + CRR
           CPR = CRR                         CPR = CRR                  CPR = CRR                  CPR = CRR
----------------------------------  -------------------------- -------------------------- --------------------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ----------  -------------------------- -------------------------- --------------------------
A      Aaa/AAA   80.70    19.30

M1      Aa2/AA    6.30    13.00

M2      Aa3/AA    1.75    11.25

M3      A2/A+     3.20     8.05

M4       A3/A     1.40     6.65                 9.451                    10.538                       5.442
                                               12.700                     9.470                      17.490
                                                 9.57%                     7.97%                      12.66%
B1     Baa1/A-    1.20     5.45

B2    Baa2/BBB+   0.90     4.55

B3     Baa3/BBB   0.75     3.80                 6.159                     6.237                       3.974
                                               15.220                    11.510                      20.170
                                                 6.70%                     5.03%                       9.69%
B4     Ba1/BBB-   0.50     3.30

B5     Ba2/BB+    1.00     2.30

B6      NR/BB+    0.85     1.45

                     -     1.45

OC                1.45        -                     -                         -                           -

            SCENARIO
---------------------------------               11                        12
             SPEED                       100% Rabo Curves           135% Rabo Curves
             RATES                  Static for 12 mo/spike 400 Static for 12 mo/spike 400
            TRIGGERS                            Fail                     Fail
          CLEANUP CALL                      To Maturity               To Maturity
      DEFAULT P&I ADVANCE                   100% Advance             100% Advance
        DEFAULT SEVERITY                        65%                       65%
      DEFAULT RECOVERY LAG                   12 months                 12 months
        DEFAULT BALANCE                   Current Balance           Current Balance
        CPR = CDR + CRR
           CPR = CRR                         CPR = CRR                 CPR = CRR
----------------------------------  -------------------------- --------------------------
                INITIAL
       RATINGS    BOND     SUB-
CLASS    M/S      SIZE  ORDINATION
----- --------- ------- ----------  -------------------------- --------------------------
A      Aaa/AAA   80.70    19.30

M1      Aa2/AA    6.30    13.00

M2      Aa3/AA    1.75    11.25

M3      A2/A+     3.20     8.05

M4       A3/A     1.40     6.65                5.640                     6.246
                                              13.920                    10.260
                                               10.09%                     8.18%
B1     Baa1/A-    1.20     5.45

B2    Baa2/BBB+   0.90     4.55

B3     Baa3/BBB   0.75     3.80                3.763                     3.779
                                              16.100                    12.070
                                                7.04%                     5.14%
B4     Ba1/BBB-   0.50     3.30

B5     Ba2/BB+    1.00     2.30

B6      NR/BB+    0.85     1.45

                     -     1.45

OC                1.45        -                    -                         -